# [trueDrinks]

## LD Micro Conference Presentation

December 5, 2013

(Symbol:OTCBB TRUU)

*Lance Leonard, President & CEO*
*Dan Kerker, CFO*



# Safe Harbor Statement

Information in this presentation is disclosed on an "as is" basis, with no representations or warranties, express or implied. In no event will True Drinks, Inc. BA Securities, LLC or their respective officers, directors, employees, stockholders, owners, affiliates or agents be liable for any damages arising out of any use of the information in this presentation. The presentation may include statements regarding True Drinks' business that are not historical facts but are forward-looking statements that involve risks and uncertainties which speak only as of the date made. These statements are only predictions based on True Drinks' current expectations and projections about future events. There are important factors that could cause True Drinks' actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. True Drinks is under no obligation, and expressly disclaims any such obligation, to update or alter its forward-looking statements, whether as a result of new information, future events, or otherwise. RECEIPT OF THIS PRESENTATION MAY CONSTITUTE RECEIPT OF NON-PUBLIC MATERIAL INFORMATION AS DEFINED BY THE SECURITIES AND EXCHNAGE COMMISSION. SECURITIES LAWS PROHIBIT ANY PERSON WHO HAS MATERIAL NON-PUBLIC INFORMATION ABOUT A COMPANY FROM PURCHASING OR SELLING, DIRECTLY OR INDIRECTLY, SECURITIES OF SUCH COMPANY. ***"Material" Information***- is information a reasonable investor would consider important in making an investment decision. Generally, a corporate insider having material, non-public information about the issuer, and anyone to whom such information is disclosed, may not trade while in possession of that information unless it is first disclosed to the investing public.

Material information is generally regarded as "material" if there is a substantial likelihood that a reasonable investor would consider the information important in deciding whether to purchase, sell or hold a security. It includes information that if publicly disclosed is reasonably likely to affect the market value of a security. Information may be material even if it relates to speculative or contingent events. Information that is material to a decision to trade a security is also likely to be material to a decision to trade related derivatives. ***Non-public Information***- is "non-public" unless and until it has been broadly disseminated or made widely available to the general public, such as by means of a press release carried over a major news service, a major news publication, a research report or publication, a public filing made with a regulatory agency, materials sent to shareholders or potential investors or customers such as a proxy statement or prospectus, or materials available from public disclosure services. It is important to note that even following a public announcement relating to a matter, many aspects of the matter may remain non-public. This presentation is for informational purposes only and does not constitute an offer, invitation or recommendation to buy, sell, subscribe for or issue any securities or a solicitation of any such offer or invitation and shall not form the basis of any contract with the True Drinks or BA Securities. Any such offers or solicitations are or will be made only pursuant to a private placement memorandum or prospectus relating to an offering of interests in the relevant investment vehicle and only to such persons whom, and under such circumstances that, such offers may legally made without violation of the U.S. federal or state securities laws, regulations and rules. By accepting receipt of this document and any attachments, annexes or schedules hereto, the recipient agrees, and the provider is relying on such agreement, that no such offer or solicitation is hereby being made. Further, the contents of this document and any attachments, annexes or schedules hereto should not be construed as investment, legal, or tax advice and may not be reproduced or distributed to any person.

# COMPANY OVERVIEW

- Natural, healthy beverage company
- Led by experienced executives from major national beverage and food distribution companies
- Product Roadmap: Expanding line of products, targeting a range of demographic profiles from children through adults
- "First Mover": Healthy hydration alternative
- "AquaBall" Naturally Flavored Water: All natural flavors, enhanced with vitamin formulation with no sugar

# Huge Potential in Kids' Beverages

| Brand | $ Sales | $ Sales Prev | $ % Chg vs Prev |
|---|---|---|---|
| Total Kids Flavored Water Drinks | $332,597,406 | $328,598,994 | +1.2 |
| Capri Sun Roarin' Waters | $127,107,064 | $127,327,080 | -0.2 |
| Kool-aid Bursts | $62,142,250 | $60,765,461 | +2.3 |
| Little Hug | $57,329,735 | $56,478,043 | +1.5 |
| Honest Kids | $36,307,801 | $35,314,460 | +2.8 |
| Belly Washers | $16,061,539 | $15,519,889 | +3.5 |
| Tum-e Yummies | $12,760,124 | $12,547,975 | +1.7 |
| Tummy Tickler | $12,609,372 | $12,556,218 | +0.4 |
| Hogwash | $2,920,662 | $2,872,549 | +1.7 |
| Aqua Ball | $2,536,328 | $2,392,969 | +6.0 |
| Tummy Tickler Tots | $1,676,092 | $1,642,988 | +2.0 |
| Bug Juice | $924,292 | $930,075 | -0.6 |
| Crayola Color Coolerz! | $213,022 | $242,495 | -12.2 |
| Bug Juice Wicked Sour | $7,851 | $7,422 | +5.8 |

***Nielson Data year to date October 1, 2013 Total US Food***

**Packaged Facts**, a leading publisher of market research in the food, beverage and consumer packaged goods sectors for 50 years, reported the following in connection with the kids' food industry:

- Kids' Food is on the brink of a breakthrough and is expected to **grow 40% from $10 billion in 2010 to $14 billion in 2015**. Beverages is the #2 category in kids' food.
- Publisher of Packaged Facts, Don Montuori says "We forecast that the next several years going into 2015 will mark a period of tremendous growth in the sales and development of food and beverage products marketed and designed for children.
- In 2010, 40% of the kids' food market contained some better-for-you element, a rapidly growing segment.
- Through Formulation, Packaging, and Marketing, a kids' food should ideally have:
  - ***Taste Kids Love***
  - ***Nutrition Kids Need***
  - ***Entertainment Kids Crave***

# Fills White Space in Children's Beverages

- Current offerings in children's beverages are high calorie, high sugar beverages with artificial flavors and coloring.
- There is currently a white space that exists between these drinks and bottled water for children. AquaBall fills this white space.



COMPARISON WITH OTHER BRAND LEADERS

| | AquaBall | CapriSun Roaring Waters | Belly Washers | Kool-Aid Bursts | Tum-E Yummies |
|---|---|---|---|---|---|
| :: Calories | 0 | 30 | 110 | 35 | 50 |
| :: Sugar | 0g | 8g | 28g | 9g | 13g |
| :: Artifical flavors & colors | NO | NO | NO | YES | YES |
| :: High Fructose Corn Syrup | NO | YES | NO | YES | YES |
| :: Good Source of Vitamin B6, B12, B3 and C | YES | NO | NO | NO | NO |

# Licensing Agreement: Disney Consumer Products


WATER
Cinderella

- True Drinks, Inc. has entered into a multi-year licensing agreement with Disney Consumer Products, Inc.
- License covers a wide range of Disney's line of characters, such as Disney Princesses, Cars, Toy Story, and upcoming movies.
- Exclusive licenses for US, Canada, Central America and South America; other regions of the world , such as Asian countries, are currently under negotiation.
- As reported in *License! Global's* May 2013 Top 125, Disney Consumer Product (Disney, Marvel, Lucas) has long been the top global licensor reporting $39.3 billion in retail sales of licensed products worldwide.
- As reported in *The Licensing Letter,* the Disney Princess line alone accounted for $2.435 billion in retail sales in the US and Canada in 2012, the top producing character property.
- Disney Consumer Products, Inc. has dedicated salespeople that work with top retailers to assist Company with securing shelf space and with long-term sales objectives.

# Licensing Agreement: Marvel Entertainment


WATER

MARVEL

- True Drinks, Inc. has entered into licensing agreements with Marvel Entertainment.
- Licenses cover Marvel's The Amazing Spider-man, Classic Spider-man, Classic Avengers and Marvel's Super Hero Squad.
- As reported in *License!* Global's May 2011 Top 125, Marvel ranks sixth in global licensing reporting $5.6 billion in retail sales of licensed products worldwide in 2010.
- Iron Man III and Captain America are Tier 1 programs at major retailers in the Fall of 2013, including HEB and Safeway.

# Marketing Strategy to Build Brand Awareness

| Current State | Marketing Plan | Future State |
|---|---|---|
| **Product** Great tasting, healthy, first-mover product marketed to children | **Public Relations** National television and print stories on need for healthy hydration | **Brand Awareness** AquaBall recognized as healthiest kids' beverage alternative on the market |
| **Product Design** Innovative package with Disney and Marvel licensed characters | **Retailer Specific** Participate in retailer mailers, in-store displays, and coupons | **Retail Growth** Increased retailer acceptance and execution, entrance to value channel |
| **Distribution** AquaBall currently sold in over 22,000 locations across the United States | **Geo-Targeted** Regional advertising through traditional media, billboards, sponsorships | **Brand Expansion** AquaBall becomes global brand with expansion to South America and Asia |
| **Impulse Buyer** Product currently selling at a rate of 5.4 units per week per retail location | **Digital** Internet advertising and retargeting, social media, videos, Mommy blogs | **Routine Purchaser** Marketing success drives >7 bottles per week per flavor per retailer |

# Marketing Plan Details

**Public Relations**

- Appearances on national television programs (e.g.- Doctor Oz) to discuss healthy hydration
- Drive articles in national print media outlets
- Conduct study on benefits of natural ingredients

**Retailer Specific**

- Coupons, retailer mailers, newspaper inserts to drive regional retail partnerships
- Point of Purchase (POP) advertising
- In-store sampling

**Geo-Targeted**

- Local celebrity endorsements and regional community/charity event sponsorships
- Television, radio, and print in targeted areas
- Traditional media and billboards

**Digital**

- Internet Search ads and retargeting (follows users across multiple sites)
- Mommy blogs, video content, YouTube
- Social media: Facebook, Twitter, Pinterest, Instagram

# True Drinks U.S. Co-Packer Locations

- Co-Packer service plans (Modesto 1.5 M case capacity) Precision Formulation (1M case capacity), Adirondack (1.5M cases) = 4M cases annually


Phase IV
Adirondack Manufacturing
Scotia, New York
Chicago, IL
Varni 7-Up Bottling
Modesto, CA
Home Office
Irvine, CA
Dallas, TX
Precision Formulation
Co-Pack/Manufacturing Locations
Projected locations
Office

# SALES AND DISTRIBUTION

- Secured national distribution through the direct to retailer distribution strategy with key national accounts, such as Kroger, Safeway, HEB, Winn Dixie/BiLo, and McLane.
- Continuing joint sales meetings with Disney and Marvel sales teams with other major Direct-to-Retailer accounts, such as Walmart, Rite Aid, and Target, to secure planogram space.
- Created Broker Network focused on regional chains for deeper penetration nationwide.
- Distribution to the convenience channel including the two largest convenience store distributors in the US with McLane Company, Inc. servicing over 57,000 outlets and Core-mark servicing 29,000 retail locations.
- Alternative markets to include schools, sports venues, fast food restaurants, and export markets.
- We plan to explore and capitalize on international markets moving into key growth markets and international retailers.

# Leadership: Management and Board

- True Drinks' Management Team has over 60 years of beverage industry experience and is poised to take advantage of True Drinks' tremendous opportunity.
- True Drinks, Inc. has assembled an impressive Board of Directors with over 100 years of combined experience at executive levels at the world's largest beverage and consumer packaged goods companies, including PepsiCo and Nestle Water.
- Our Board of Directors and Management Team have extensive experience with both early stage and mature companies and have been formed to support long-term, profitable growth.

# Management Team

**Lance Leonard** Chief Executive Officer



- Mr. Leonard has served as the President and Chief Executive Officer of True Drinks, Inc. since joining the Company in July 2012.
- Mr. Leonard has over 23 years of international food and beverage product experience with fortune 500 organizations. He was the Director of Global Customers for Nestle Waters, where he was responsible for developing go-to-market strategies in emerging markets. During his time at Nestle, Mr. Leonard managed the national account teams and division sales of the Western U.S. for Nestle Waters.
- In the 1990s, he held a series of Sales and Management roles in the U.S. in the confection division of M&M/Mars.

**Kevin Sherman** Chief Marketing Officer



- Mr. Sherman has served as the Vice President of Marketing, managing the brand development of AquaBall Naturally Flavored Water since he joined the company in October 2012.
- Prior to joining True Drinks, Mr. Sherman was the Vice President Strategy and Network Development and President of Retail for Bazi, Inc. He was instrumental in the development of Bazi's All-Natural formula and spearheaded the concept of all-natural energy.
- Mr. Sherman has a number years of management and consultative experience, working as the Senior Manager of Network Development for Product Partners, LLC. as well as the COO for Management Consulting Firm, Educational Leadership, Los Angeles.

# Management Team

**Dan Kerker** Chief Financial Officer



- Mr. Kerker has served as Chief Financial Officer, Treasurer and Secretary since joining the Company in March 2012.
- Mr. Kerker has over 15 years of corporate finance experience. He spent seven years at Anheuser-Busch Sales of Los Angeles, where he served as Director of Finance and was responsible for all aspects of finance and administration, including budgeting, P&L management, internal and external audits, and contract administration in an organization with over $200 million in annual sales.
- Prior to joining True Drinks, a private equity firm placed Mr. Kerker as interim Chief Executive Officer at two companies, where he was responsible for bringing the companies current on all audits and SEC filings, business plan development, and raising capital.
- Mr. Kerker holds a M.B.A. with a concentration in Finance from UCLA's Anderson School of Business, where he earned the Harold M. Williams Fellow for graduating at the top of his class, as well as the J. Fred Preston Award for Achievement in Finance.

# Board of Directors

**Timothy Lane** Chairman

- Mr. Lane, presently chief executive officer of Everest Advisors, is well known for his accomplishments as chief executive officer of PepsiCo Restaurants International for Asia and the Middle East (KFC, Pizza Hut and Taco Bell), including directing KFC's introduction into China where it holds the lead market position. At PepsiCo, Mr. Lane guided the company from 250 stores generating losses to a 2,500 store network generating $2.5 billion in revenue and over $200 million in profits within six years.
- Mr. Lane served as chairman, president and CEO of Holiday Inn Worldwide, a hotel group and division of Bass PLC consisting of 2,300 hotels generating $8 billion in revenue.

**Lou Imbrogno** Director

- Mr. Imbrogno was the Senior Vice President of Worldwide Technical Operations for PepsiCo North America and PepsiCo Beverages International. He was responsible for Pepsi-Cola's worldwide beverage quality, concentrate operations, research & development and contract manufacturing.
- During Mr. Imbrogno's 40 years with PepsiCo, he served in a variety of field operating assignments, as well as various staff positions at headquarters.
- Mr. Imbrogno is a native of New York and successfully graduated from the Wharton Executive Program.

# Board of Directors

**Carl Wistreich** Director

- Mr. Wistreich has a broad professional background as a senior executive in business development, operations, mergers and acquisitions, legal affairs, and human resources for a $20 billion privately held company, as an entrepreneur and CEO of his own business and as a corporate lawyer for a major international law firm.
- Mr. Wistreich was a member of the senior management team at C&S Wholesale Grocers, the largest distributor of food and related products to grocery stores in the U.S. with over $20 billion in sales. During his association with C&S, the company grew from approximately $3 billion to $20 billion in revenues.
- Following his time at C&S, Mr. Wistreich purchased, built up, and successfully sold L&B Truck Services, a truck dealership group providing truck sales, service and parts throughout New England.
- Prior to C&S, Mr. Wistreich was a corporate attorney with Skadden, Arps, Slate, Meagher & Flom, a major New York City based law firm.
- Mr. Wistreich presently also serves on the Board of Directors of BI-LO Holding, LLC (grocery retailer with approximately 700 stores and $10 billion in revenue).
- Mr. Wistreich holds a J.D. degree from New York Law School, graduating magna cum laude, and a B.A. from Colgate University.

# SELECT FINANCIALS

| | |
|---|---|
| Fiscal Year End: | December 31st |
| Symbol: | (OTC BB: TRUU) |
| Stock Price (11/29/2013): | $0.32 |
| 3 Month Trading Range: | $1.10 - $4.50 |
| Shares Outstanding (11/29/2013): | 53.4 million |
| Market Cap: | $17.1 million |
| 2012 Revenue: | $1.02 million |
| 2013 Nine Month Revenue: | $2.23 million |
| Authorized Locations: | 25,000 |

## Recent Events

12/4/2013 – Secures $2 million term loan with Avid Bank

11/26/2013 – Secures $5.2 million in Equity Financing

11/14/2013 – Reports 2013 Third Quarter Financial Results

10/16/2013 – Secures Distribution at The Kroger Company, the Nation's Largest Grocer

9/19/2013 – Announces Polar Beverages as Distribution Partner for New England

9/18/2013 – Announces Distribution at Harris Teeter Supermarkets

# INVESTMENT HIGHLIGHTS

- "First Mover"
  - Unique vitamin-enhanced, naturally flavored water drink
  - In industry where there are two ends of the spectrum, soda or high sugar/high caloric soft drinks
- Differentiation
  - Major licensing agreements with Disney and Marvel
- Strong Growth & Roll Out
  - Launched 0 Calorie, 0 Sugar formula in January 2013 and already in 48 states/25,000 authorized outlets
  - Revenue: >$1M in 2012 and $2.2M in first nine months of 2013
- Strong Leadership and Management Team
- Profitable Endeavour:
  - Product offers us and retailers very attractive margins in what is normally a dilutive margin space
  - Strategic co-packer locations dramatically reduce freight costs and improve margins
- Patents and trademarks of bottle labels

# CONTACT US

## Corporate Information

True Drinks, Inc.
PH: (949) 203-3500
18552 MacArthur, Suite 325
Irvine, CA 92612

Lance Leonard, CEO
Lance.leonard@truedrinks.com

Kevin Sherman, CMO
Kevin.sherman@truedrinks.com

Dan Kerker, CFO
Dan.kerker@truedrinks.com

Alliance Advisors, LLC
Alan Sheinwald, President
PH: (914) 669-0222
ASheinwald@AllianceAdvisors.net

Valter Pinto, Vice President
PH: (914) 669-0222 x201
Valter@AllianceAdvisors.net

www.AllianceAdvisors.net


0 Sugar
AquaBall™
WATER. ONLY BETTER!
No Artificial Colors or Flavors
Good Source of Vitamins B6, B12, B3 and C
No High Fructose Corn Syrup
0 Calories

# AquaBall Artwork


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No Sugar Added!
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No Sugar Added!
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No Sugar Added!
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No Sugar Added!

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AVENGERS

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No Sugar Added!
PROPERTY OF
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